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EXHIBIT 99.2

THE MILLS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts In Thousands Except Share Amounts)

        Management has prepared the following consolidated pro forma financial statements based on the historical financial statements of The Mills Corporation (the "Company") and adjusted to give effect to the acquisition of five shopping center properties acquired from The Cadillac Fairview Corporation Limited and various affiliated entities ("Cadillac Properties") on January 31, 2003; the acquisition of Riverside Square ("Riverside") on December 13, 2002; and the acquisition of additional ownership interests ("Simon Acquisition") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills on May 31, 2002 (collectively, the "Acquisitions").

        The pro forma consolidated balance sheet at September 30, 2002 has been prepared to reflect the subsequent acquisitions of the Cadillac Properties and Riverside as if the acquisitions occurred on September 30, 2002 as well as the effect on the assets and stockholders' equity for the restatement of the consolidated statement of income for the nine months ended September 30, 2002, due to net foreign exchange gains not previously recorded. The Simon Acquisition is already reflected in the September 30, 2002 balance sheet of the Company.

        The pro forma consolidated statements of income for the year ended December 31, 2001 and the nine months ended September 30, 2002 have been prepared to present the results of operations of the Company as if the Acquisitions had occurred at the beginning of each period presented. The historical consolidated statement of income for the nine months ended September 30, 2002 has been restated to include net foreign currency exchange gains of $6,599 before minority interest which were not previously recorded. Additional information on the restatement is provided in the Company's current report provided on Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 21, 2003.

        The Company's historical consolidated financial statements reflect the effect of the Simon Acquisition on and after May 31, 2002. The Company has historically accounted for the assets of the Simon Acquisition using the equity method of accounting and continues to do so as the Company continues to be a co-general and co-managing partner. The Company does not consider itself to be in control of its joint venture partnerships when major business decisions require the approval of at least one other general partner. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the Acquisitions and related transactions occurred at the beginning of each period presented, nor does it purport to project the consolidated operations for any future period.

        Pro forma adjustments have been recorded to reflect (i) the acquisition of Riverside for $87,567, including closing costs of $1,067; (ii) the acquisition of the Cadillac Properties for $547,864, including closing costs of $7,935; (iii) a $65,000 new mortgage loan with an interest rate of 5.77%, from Lehman Brothers ("Lehman") which was used to acquire Riverside; (ii) the sale of 4,000,000 shares of common stock, par value $0.01 per share in December 2002, for which a portion of the proceeds were used to fund the cash consideration for the Cadillac Properties; (iii) the sale of 3,400,000 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, in December 2002, for which all the proceeds were used to fund the cash consideration for the Cadillac Properties; (iv) the assumption of $62,000 of debt from Westdeutsche Immobilien Bank ("Westdeutsche") secured by the Broward Mall with an effective interest rate of 5.344% and maturing in 2009; (v) a $320,000 new mortgage loan from Archon Financial L.P. ("Archon") with an interest rate of LIBOR plus 210 basis points, which is secured by four of the five Cadillac Properties.

        The following unaudited consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the SEC on February 21, 2003 announcing the restatement of the 2002 second quarter and third quarter financial results due to net foreign exchange gains that were not previously recorded; the Form 8-K filed with the SEC on February 11, 2003 announcing the acquisition of the Cadillac Properties, the Company's Form 8-K filed with the SEC on December 20, 2002 and Form 8-K/A, Amendment 1, filed with the SEC on January 30, 2003 related to the Riverside acquisition; the Company's Form 8-K filed with the SEC on June 17, 2002 and Form 8-K/A Amendments 1, 2 and 3 filed with the SEC on June 28, 2002, September 24, 2002 and November 27, 2002, respectively, related to the Simon Acquisition; the Consolidated Financial Statements and the Notes thereto that are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001; the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 and the Statement of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company's opinion, all significant adjustments necessary to reflect the effects of the Acquisitions have been made.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
(Unaudited And In Thousands)

	Historical (Restated) (A)	Riverside Pro Forma Adjustments		Cadillac Properties Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Income producing property:
Land and land improvements	$249,026	$10,403	(B)	$63,597	(F)	$323,026
Building and improvements	954,685	77,164	(B)	489,065	(F)	1,520,914
Furniture, fixtures and equipment	53,676	—		—		53,676
Less: accumulated depreciation and amortization	(284,242)	—		—		(284,242)

Net income producing property	973,145	87,567		552,662		1,613,374
Land held for investment and/or sale	9,176	—		—		9,176
Construction in progress	107,803	—		—		107,803
Investment in unconsolidated joint ventures	591,116	—		—		591,116

Net real estate and development assets	1,681,240	87,567		552,662		2,321,469
Cash and cash equivalents	13,076	—		—		13,076
Restricted cash	30,338	—		8,552	(G)	38,890
Accounts receivable, net	39,872	—		—		39,872
Notes receivable	18,269	—		—		18,269
Deferred costs, net	92,577	185	(C)	5,393	(H)	98,155
Other assets	5,841	—		566	(I)	6,407

TOTAL ASSETS	$1,881,213	$87,752		$567,173		$2,536,138

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$1,335,803	$86,500	(D)	$363,073	(J)	$1,785,376
Accounts payable and other liabilities	92,726	1,252	(E)	7,382	(K)	101,360

	1,428,529	87,752		370,455		1,886,736

Minority interest	112,274	—		23,413	(L)	135,687
Series A cumulative convertible preferred stock	75,000	—		—		75,000
STOCKHOLDERS' EQUITY
Series C cumulative redeemable preferred stock, $0.01 par value	—	—		85,000	(M)	85,000
Common stock, $0.01 par value, authorized 100,000 shares, 38,928 and 42,928 (as adjusted for the offering) shares issued and outstanding, respectively	389	—		40	(N)	429
Additional paid-in capital	800,323	—		88,265	(O)	888,588
Accumulated deficit	(512,326)	—		—		(512,326)
Accumulated other comprehensive loss	(14,896)	—		—		(14,896)
Deferred compensation	(8,080)	—		—		(8,080)

Total stockholders' equity	265,410	—		173,305		438,715

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,881,213	$87,752		$567,173		$2,536,138

See accompanying notes.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Share Amounts)

(A)
Reflects the Company's unaudited restated historical consolidated balance sheet as of September 30, 2002, which includes the Simon Acquisition and the restatement of accumulated deficit for the net foreign currency gains not previously recorded.

(B)
Represents management's estimate of the allocation of the Company's purchase price and closing costs for Riverside totaling $87,567 between land and building. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(C)
Primarily reflects deferred loan fees of $185 related to the newly acquired loan on Riverside. The loan fees will be amortized over ten years through the loan maturity date in January 2013.

(D)
Represents increases in mortgages, notes and loans payable for the newly acquired $65,000 mortgage loan from Lehman Brothers and the additional borrowings of $21,500, under the Company's revolving loan which was used to fund the cash component of the Riverside purchase price. The interest rate on the Riverside mortgage obtained from Lehman Brothers is fixed at 5.77% and matures in 2013.

(E)
Represents accruals for the Riverside acquisition and loan closing costs.

(F)
Represents management's estimate of the allocation of the Company's purchase price and closing costs for the Cadillac Properties totaling $552,662 between land and building, including $4,798 related to a fair value adjustment of the assumed debt from Westdeutsche. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(G)
Represents increases in restricted cash as a result of required debt service escrow accounts in conjunction with the Archon mortgage.

(H)
Reflects deferred loan fees of $5,393 related to the newly acquired Archon mortgage. The loan fees will be amortized over three years through the original loan maturity date in February 2006.

(I)
Reflects increases in prepaid assets of $566 for prepaid interest on the Archon mortgage loan.

(J)
Represents changes in mortgages, notes and loans payable as detailed below:
•
$320,000 mortgage loan from Archon that is secured by the following properties Dover Mall, Dover Commons, The Galleria at White Plains, Northpark Mall and The Esplanade. The interest rate on the Archon mortgage bears interest at LIBOR plus 210 basis points and the rate on a portion of the loan has been effectively fixed pursuant to a swap agreement of 4.17% on a notional amount of $245,000 for two years. The Archon loan matures in February 2006.
•
Assumption of $62,000 of debt from Westdeutsche secured by the Broward Mall property. The interest rate on the assumed Westdeutsche mortgage is 6.9% and 5.34% when adjusted to the fair value. The loan matures in March 2009.
•
An increase of $4,798 related to the fair value adjustment of the Westdeutsche loan.
•
A $23,725 reduction in the amount outstanding under the Company's revolving loan which was effected by using the proceeds from the sale of common stock in December 2002 less costs to acquire the Cadillac Properties.

(K)
Represents accruals of $7,382 for expenses incurred related to the Cadillac acquisition.

(L)
Reflects the pro forma adjustment of $23,413 to minority interest as if the issuance of the 4,000,000 shares issued in December 2002 had occurred as of September 30, 2002.

(M)
Reflects gross proceeds from the sale of 3,400,000 Series C Cumulative Redeemable Preferred Stock, par value $0.01, on December 17, 2002. The Company received approximately $81,798, after discounts and expenses totaling $3,202, related to this offering and used all of the proceeds to fund a portion of the cash consideration of the Cadillac Properties acquisition.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Share Amounts)

(N)
Represents the issuance of 4,000,000 shares of the Company's common stock, $0.01 par value. The shares were issued pursuant to a public offering at an initial purchase price of $29.00 per share in December 2002. Total consideration received from the offering after discounts and expenses was $114,920.

(O)
Represents the following:
•
Net proceeds of $114,880 in excess of $0.01 par value for the 4,000,000 shares of common stock issued in a public offering in December 2002 attributable to additional paid-in-capital, net of discounts and expenses of $1,080.
•
Discounts and expenses of $3,202 related to the sale of 3,400,000 Series C Cumulative Redeemable Preferred Stock, par value $0.01, sold in December 2002.
•
Pro forma adjustment of $23,413 to minority interest for the 4,000,000 common shares issued on December 20, 2002.

  The Company used a portion of the cash proceeds from the common stock offering, $82,643, to fund the required cash consideration for the Cadillac Properties acquisition and to establish the $8,552 restricted cash balance for future debt service. The remaining offering proceeds of $23,725 were used to reduce the balance on the Company's revolving loan.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Per Share Amounts)

	Nine Months Ended September 30, 2002
	Historical (Restated) (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Properties Pro Forma Adjustments		Pro Forma Consolidated (I)
REVENUES:
Minimum rent	$87,942	$—	$3,636	$30,117	(D)	$121,695
Percentage rent	458	—	568	599	(D)	1,625
Recoveries from tenants	39,239	—	4,447	19,470	(D)	63,156
Other property revenue	10,015	—	316	3,887	(D)	14,218
Management fee income from unconsolidated joint ventures	8,614	415	—	—		9,029
Other fee income from unconsolidated joint ventures	4,508	—	—	—		4,508

Total operating revenues	150,776	415	8,967	54,073		214,231

EXPENSES:
Recoverable from tenants	34,414	—	4,492	18,553	(D)	57,459
Other operating	4,168	—	71	627	(D)	4,866
General and administrative	9,619	—	—	—		9,619
Depreciation and amortization	33,239	2,050	1,465	9,351	(E)	46,105

Total operating expenses	81,440	2,050	6,028	28,531		118,049

	69,336	(1,635)	2,939	25,542		96,182
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures before extraordinary items	14,257	2,434	—	—		16,691
Interest income	5,631	—	—	—		5,631
Interest expense, net	(38,770)	2,151	(3,547)	(12,916	)(F)	(53,082)
Other income (expense)	1,581	—	—	—		1,581
Foreign exchange gains, net	6,599	—	—	—		6,599

INCOME BEFORE EXTRAORDINARY ITEMS AND MINORITY INTEREST	58,634	2,950	(608)	12,626		73,602
Extraordinary losses on debt extinguishments	(1,260)	—	—	—		(1,260)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	—	—	—	—		—

INCOME BEFORE MINORITY INTEREST	57,374	2,950	(608)	12,626		72,342
Minority interest	(18,833)	150	186	(477	)(G)	(18,974)

NET INCOME (LOSS)	38,541	3,100	(422)	12,149		53,368
Series C preferred stock dividends	—	—	—	(5,738	)(H)	(5,738)

NET INCOME (LOSS) ALLOCABLE TO COMMON SHAREHOLDERS	$38,541	$3,100	$(422)	$6,411		$47,630

See accompanying notes.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Per Share Amounts)

	Nine Months Ended September 30, 2002
	Historical (Restated) (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Properties Pro Forma Adjustments	Pro Forma Consolidated (I)
EARNINGS PER COMMON SHARE — BASIC:
Income before extraordinary items, net of minority interest	$1.15				$1.16
Extraordinary losses on debt extinguishments, net of minority interest	(0.02)				(0.02)

Net income per common share	$1.13				$1.14

EARNINGS PER COMMON SHARE — DILUTED:
Income before extraordinary items, net of minority interest	$1.14				$1.15
Extraordinary losses on debt extinguishment, net of minority interest	(0.03)				(0.02)

Net income per common share	$1.11				$1.13

WEIGHTED AVERAGE NUMBER OF COMMON SHARES:
Basic	34,112	3,462	—	4,000	41,574

Diluted	34,973	3,461	—	4,000	42,434

See accompanying notes.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Share Amounts)

(A)
Represents the Company's unaudited restated historical consolidated statement of income for the nine months ended September 30, 2002 including the results of operations from the Simon Acquisition for the period of June 1, 2002 to September 30, 2002. The unaudited historical consolidated statement of income has been restated to reflect $6,599 of net foreign exchange gains which were previously not recorded.

(B)
Represents the pro forma adjustments for the Simon Acquisition through September 30, 2002. In May 2002, the Company sold 7,500,000 shares of common stock, par value $0.01 per share, and used a portion of the proceeds to complete the Simon Acquisition. For further information on each adjustment, see the Company's Current Report on Form 8-K/A filed with the SEC on November 27, 2002.

(C)
Represents the unaudited statement of income for Riverside for the nine months ended September 30, 2002. For further information on each adjustment, see the Company's Current Report on Form 8-K/A filed with the SEC on January 30, 2003.

(D)
Represents the unaudited statement of income for the Cadillac Properties through September 30, 2002.

(E)
Depreciation and amortization expense totaling $9,351 calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 39.5 years.

(F)
Interest expense increase due to $12,916 on the newly acquired mortgage loan from Archon of $320,000 with an interest rate of 4.17% on a notional amount of $245,000 and LIBOR plus 210 basis points on the remaining $75,000 from Archon; amortization of the deferred loan fees related to the Archon new mortgage; and the assumed debt of $62,000 from Westdeutche with an effective interest rate of 5.34%, after fair market adjustments. Also includes a reduction in interest expense associated with the Company's use of excess proceeds from the sale of common stock, in December 2002 net of costs to acquire the Cadillac Properties, to reduce the outstanding indebtedness under the Company's revolving loan.

(G)
Represents adjustments to minority interest related to the increase in net income of the Cadillac Properties.

(H)
Reflects dividends on the 9% Series C Cumulative Redeemable Preferred Stock of 3,400,000 shares for the nine months ended September 30, 2002. Dividends on the Series C Preferred Stock are payable quarterly at 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share).

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited And In Thousands Except Share Amounts)

(I)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share, as well as the pro forma weighted average shares outstanding at September 30, 2002. The following table sets forth the computation of pro forma basic and diluted earnings per share for the nine months ended September 30, 2002.

Numerator for pro forma basic earnings per share	$47,530

Numerator for pro forma diluted earnings per share	$47,807

Denominator:
Denominator for pro forma basic earnings per share — weighted average shares	41,882
Unvested Restricted Stock Awards — weighted average shares	(308)

Denominator for pro forma basic earnings per share adjusted — weighted average shares	41,574
Employee stock options and restricted stock awards	860

Denominator for pro forma diluted earnings per share — adjusted weighted average shares	42,434

Pro forma basic earnings per common share	$1.14

Pro forma diluted earnings per common share	$1.13

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited And In Thousands Except Per Share Amounts)

	Year Ended December 31, 2001
	Historical (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Properties Pro Forma Adjustments		Pro Forma Consolidated (I)
REVENUES:
Minimum rent	$106,196	$—	$5,003	$39,799	(D)	$150,998
Percentage rent	1,518	—	1,031	1,099	(D)	3,648
Recoveries from tenants	50,975	—	5,776	24,641	(D)	81,392
Other property revenue	15,211	—	311	5,629	(D)	21,151
Management fee income from unconsolidated joint ventures	10,436	1,064	—	—		11,500
Other fee income from unconsolidated joint ventures	8,097	(33)	—	—		8,064

Total operating revenues	192,433	1,031	12,121	71,168		276,753

EXPENSES:
Recoverable from tenants	43,065	—	6,238	24,918	(D)	74,221
Other operating	5,684	—	321	688	(D)	6,693
General and administrative	17,352	—	—	—		17,352
Depreciation and amortization	37,820	4,085	1,953	12,381	(E)	56,239

Total operating expenses	103,921	4,085	8,512	37,987		154,505

	88,512	(3,054)	3,609	33,181		122,248
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures before extraordinary items	12,525	7,039	—	—		19,564
Interest income	4,048	—	—	—		4,048
Interest expense, net	(57,737)	3,319	(5,267)	(18,410	)(F)	(78,095)
Other income (expense)	(2,307)	—	—	—		(2,307)

INCOME BEFORE GAIN ON SALE OF INTEREST IN FOODBRAND L.L.C., EXTRAORDINARY ITEMS, AND MINORITY INTEREST	45,041	7,304	(1,658)	14,771		65,458
Gain on sale of interest in FoodBrand L.L.C.	6,420	—	—	—		6,420

INCOME BEFORE EXTRAORDINARY ITEMS AND MINORITY INTEREST	51,461	7,304	(1,658)	14,771		71,878
Extraordinary losses on debt extinguishments	(16,624)	—	—	—		(16,624)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	(127)	—	—	—		(127)

INCOME BEFORE MINORITY INTEREST	34,710	7,304	(1,658)	14,771		55,127
Minority interest	(13,468)	(328)	545	(1,157	)(G)	(14,408)

NET INCOME (LOSS)	21,242	6,976	(1,113)	13,614		40,719
Series C preferred stock dividends	—	—	—	(7,650	)(H)	(7,650)

NET INCOME (LOSS) ALLOCABLE TO COMMON SHAREHOLDERS	$21,242	$6,976	$(1,113)	$5,964		$33,069

See accompanying notes.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited And In Thousands Except Per Share Amounts)

	Year Ended December 31, 2001
	Historical (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)	Cadillac Properties Pro Forma Adjustments	Pro Forma Consolidated (I)
EARNINGS PER COMMON SHARE — BASIC:
Income before extraordinary items, net of minority interest	$1.25				$1.22
Extraordinary losses on debt extinguishments, net of minority interest	(0.40)				(0.32)

Net income per common share	$0.85				$0.90

EARNINGS PER COMMON SHARE — DILUTED:
Income before extraordinary items, net of minority interest	$1.24				$1.21
Extraordinary losses on debt extinguishments, net of minority interest	(0.40)				(0.31)

Net income per common share	$0.84				$0.90

WEIGHTED AVERAGE NUMBER OF COMMON SHARES:
Basic	25,042	7,500	—	4,000	36,542

Diluted	25,491	7,500	—	4,000	36,991

See accompanying notes.

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited And In Thousands Except Share Amounts)

(A)
Represents the Company's audited historical consolidated statement of income for the year ended December 31, 2001.

(B)
Represents the pro forma adjustments for the Simon Acquisition through December 31, 2001. In May 2002, the Company sold 7,500,000 shares of common stock, par value of $0.01 per share, and used a portion of the proceeds to complete the Simon Acquisition. For further information on each adjustment, see the Company's Current Report on Form 8-K filed with the SEC on June 28, 2002.

(C)
Represents the audited statement of income for Riverside for the year ended December 31, 2001. For more information on each adjustment, see the Company's Current Report on Form 8-K/A filed with the SEC on January 30, 2003.

(D
Represents the audited statement of income for the Cadillac Properties through December 31, 2001.

(E)
Depreciation and amortization expense totaling $12,381 calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 39.5 years.

(F)
Interest expense increase of $18,410 due to the newly acquired mortgage loan from Archon of $320,000 with an interest rate of 4.17% on a notional amount of $245,000 and LIBOR plus 210 basis points on the remaining $75,000 from Archon; amortization of the deferred loan fees related to the Archon new mortgage; and the assumed debt of $62,000 from Westdeutsche with an effective interest rate of 5.34% after fair market adjustment. Also represents a reduction in interest expense associated with the Company's use of excess proceeds from the sale of common stock in December 2002, net of costs to acquire the Cadillac Properties to reduce the outstanding indebtedness under the revolving loan.

(G)
Represents adjustments to minority interest related to the increase in net income of the Cadillac Properties.

(H)
Reflects dividends on the 9% Series C Preferred Cumulative Redeemable Stock of 3,400,000 shares for the year ended December 31, 2001. Dividends on the Series C Preferred Stock are payable quarterly at 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share).

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited And In Thousands Except Share Amounts)

(I)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share, as well as the pro forma weighted average shares outstanding at December 31, 2001. The following table sets forth the computation of the pro forma basic and diluted earnings per share for the year ended December 31, 2001.

Numerator for pro forma basic earnings per share	$33,009

Numerator for pro forma diluted earnings per share	$33,131

Denominator:
Denominator for pro forma basic earnings per share — weighted average shares	36,762
Unvested Restricted Stock Awards — weighted average shares	(220)

Denominator for pro forma basic earnings per share adjusted — weighted average shares	36,542
Employee stock options and restricted stock awards	449

Denominator for pro forma diluted earnings per common share — adjusted weighted average shares	36,991

Pro forma basic earnings per common share	$0.90

Pro forma diluted earnings per common share	$0.90

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  EXHIBIT 99.2
THE MILLS CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Amounts In Thousands Except Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2002 (Unaudited And In Thousands)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited And In Thousands Except Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited And In Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited And In Thousands Except Share Amounts)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2001 (Unaudited And In Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2001 (Unaudited And In Thousands Except Share Amounts)